                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8


                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933


                                MCN CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Michigan                                       38-2820658
  (State or Other Jurisdiction of                     (I.R.S. Employer
   Incorporation or Organization)                   Identification Number)


     500 Griswold Street, Detroit, Michigan                     48226
    (Address of Principal Executive Offices)                  (Zip Code)


                    MICHCON SAVINGS AND STOCK OWNERSHIP PLAN
                            (Full Title of the Plan)

                               Daniel L. Schiffer
                        Vice President, General Counsel
                                 and Secretary
                                MCN Corporation
                              500 Griswold Street
                            Detroit, Michigan 48226
                    (Name and Address of Agent for Service)


                                 (313) 256-5500
         (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE
       -----------------------------------------------------------------
       Title of          Amount of    Proposed    Proposed
       Additional        Additional   Maximum     Maximum
       Securities        Securities   Offering    Aggregate     Amount of
       to be             to be        Price Per   Offering     Registration
       Registered        Registered   Share (1)   Price           Fee
       -----------------------------------------------------------------
       MCN Corporation
       Common Stock,
       $.01 par value    400,000      $39.063     $15,625,200     $5,388
                         Shares
       -----------------------------------------------------------------

(1) Based on the average of the high and low prices in the daily composite list for transactions on the New York Stock Exchange on March 22, 1994.

         In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                     REGISTRATION OF ADDITIONAL SECURITIES


         MCN Corporation (the "Registrant") hereby incorporates by reference in this Registration Statement all contents, including those incorporated by reference, of the Registrant's Registration Statements on Form S-8 dated January 27, 1989 (Registration No. 33-26720) and Form S-8 dated January 9, 1992 (Registration No. 33-44975).

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the dates of filing of such documents.

Item 8. Exhibits

      Exhibit
      Number                             Exhibit
      -------                            -------
         5-1  Opinion of Daniel L. Schiffer, General Counsel for the Registrant*

              The Registrant undertakes to submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code.

        23-1  Consent of Deloitte & Touche, Detroit, Michigan*

        23-2 Consent of Daniel L. Schiffer, Vice President, General Counsel and Secretary of the Registrant (included in Exhibit 5-1)

        24-1  Powers of Attorney*

        24-2  Board Resolution authorizing issuance of common equity*

- ------------------
 * Indicates documents filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on the 25th day of March, 1994.

                                MCN CORPORATION

                                By:      /s/ Patrick Zurlinden
                                    ----------------------------
                                           Patrick Zurlinden
                                             Controller and
                                         Chief Accounting Officer


       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                                         Title                      Date
                                         -----                      ----
             *
- ----------------------------
Alfred R. Glancy III                     Director, Chairman,
                                         President and Chief
                                         Executive Officer          March 25, 1994
             *
- ----------------------------
William K. McCrackin                     Director, Vice
                                         Chairman and Chief
                                         Financial Officer          March 25, 1994

By: /s/ Patrick Zurlinden
   ----------------------------
   Patrick Zurlinden                     Controller and Chief
                                         Accounting Officer         March 25, 1994

             *
- ----------------------------
Stephen E. Ewing                         Director                   March 25, 1994

             *
- ----------------------------
Roger Fridholm                           Director                   March 25, 1994

             *
- ----------------------------
Frank M. Hennessey                       Director                   March 25, 1994

             *
- ---------------------------
Thomas H. Jeffs II                       Director                   March 25, 1994

             *
- ----------------------------
Arthur L. Johnson                        Director                   March 25, 1994

             *
- ---------------------------
Dale A. Johnson                          Director                   March 25, 1994


- ----------------------------
Helen O. Petrauskas                      Director

             *
- ----------------------------
Howard F. Sims                           Director                   March 25, 1994



*By: /s/ Patrick Zurlinden
    ----------------------
    Patrick Zurlinden
    Attorney-in-Fact

      Exhibit
      Number                             Exhibit
      -------                            -------
           5-1  Opinion of Daniel L. Schiffer, General Counsel for the
                Registrant*

          23-1  Consent of Deloitte & Touche, Detroit, Michigan*

          23-2 Consent of Daniel L. Schiffer, Vice President, General Counsel and Secretary of the Registrant (included in Exhibit 5-1)

          24-1  Powers of Attorney*

          24-2  Board Resolution authorizing issuance of common equity*

- ------------------
 * Indicates documents filed herewith.